Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

11. Income Taxes

The components of the Company’s income tax provision expense are as follows (in thousands):

	Year ended December 31
	2021	2020	2019
Current provision:
Federal	$2,536	$21	$21
State and local	795	133	152
Foreign	3,572	1,415	5,423
	6,903	1,569	5,596
Deferred expense/(benefit):
Federal	(9,013)	—	—
State and local	(3,472)	(118)	(141)
Foreign	(213)	490	(866)
	(12,698)	372	(1,007)
Provision for (benefit from) income taxes	$(5,795)	$1,941	$4,589

Income (loss) before provision for income taxes consisted of the following (in thousands):

	Year ended December 31
	2021	2020	2019
United States	$17,018	$24,616	$(11,288)
International	13,449	7,751	(1,114)
Total	$30,467	$32,367	$(12,402)

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company’s deferred income tax assets and liabilities consisted of the following (in thousands):

	December 31
	2021	2020
Deferred tax assets:
Accounts receivable	$4,295	$2,819
Inventories	4,413	3,205
Reserves and other accruals	5,903	1,271
Lease liabilities	22,203	10,746
Credits and other	2,144	4,064
Net operating losses	6,102	10,485
Gross deferred tax assets	45,060	32,590
Valuation allowance	(5,543)	(19,425)
Total deferred tax assets, net	39,517	13,165

Deferred tax liabilities:
Prepaid expenses	(798)	(598)
Other	(621)	—
ROU	(21,212)	(10,223)
Property and equipment	(3,219)	(693)
Long-term investment	(300)	(982)
Total deferred tax liabilities	(26,150)	(12,496)
Net deferred tax assets	$13,367	$669

In accordance with ASC 740, Income Taxes, the Company evaluates whether a valuation allowance should be established against the net deferred tax assets based upon the consideration of all available evidence and using a “more-likely than-not” standard. Significant weight is given to evidence that can be objectively verified. The determination to record a valuation allowance is based on the recent history of cumulative losses and losses expected in the near future.

The Company’s U.S. federal consolidated filing group includes certain international entities. Based upon results of operations for the years ended December 31, 2021, 2020 and 2019, it is determined that it is more likely than not that the Company will realize the benefit from the U.S. federal net deferred tax assets. As a result, the Company determined no valuation allowance against its net deferred tax assets is needed for the year ended December 31, 2021 for its U.S. operations. The Company maintains valuation allowances against certain non-US loss corporations. Total valuation allowance against U.S. and non-U.S. deferred tax asset were $5.5 million and $19.4 million as of December 31, 2021 and 2020, respectively.

At December 31, 2021, the Company had no federal net operating loss (“NOL”) carryforwards available and $22 million of apportioned state NOL carryforwards available to reduce future taxable income. On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted into law in response to the COVID-19 pandemic. The CARES Act temporarily suspends the 80% of taxable income limitation on the use of NOLs for tax years beginning before January 1, 2021, thereby permitting corporate taxpayers to use NOLs to fully offset taxable income in these years regardless of the year in which the NOL arose. As a result, the Company can fully utilize the remaining cumulative federal NOL for tax years before January 1, 2021, and then will be limited to 80% of taxable income afterwards. The state NOL carryforwards begin to expire in 2028. The Company has $10.1 million of NOL carryforwards in China as of December 31, 2021. The Company has $20.9 million of NOL carryforwards in Taiwan, which will begin to expire in 2024. The Company has $2.3 million NOLs in Hong Kong with indefinite carryforward. A valuation allowance was recorded on the NOLs in China, Taiwan, and Hong Kong. The Company has not provided for deferred income taxes on undistributed earnings of its foreign subsidiaries, as these amounts are considered indefinitely reinvested outside the United States. It is not practicable to determine the estimated income tax liability that might apply if these earnings were to be repatriated.

A reconciliation of the U.S. federal statutory tax rate to the Company’s effective tax rate is as follows:

	Year ended December 31
	2021	2020	2019
Federal taxes at statutory rate	21.00%	21.00%	21.00%
State taxes, net of federal benefit	(6.85)	0.04	(0.02)
Permanent items:
Other nondeductible items	0.48	0.17	(0.18)
Subpart F income	—	0.03	(1.24)
SEC. 956 Income inclusion	—	—	—
Stock-based compensation	0.74	0.07	—
Foreign withholding tax	—	—	(32.12)
Research & development credit	—	(2.04)	—
Global intangible low-taxed income	—	2.36	—
Foreign rate differential and foreign tax credits	2.15	1.12	3.77
Change in valuation allowance	(33.11)	(15.48)	(13.60)
Federal tax reform rate differential	—	—	—
Prior year adjustments and other	(3.43)	(1.27)	(13.22)
Effective tax rate	(19.02)%	6.00%	(35.61)%

The significant items that caused the effective tax rate change related to the release of the U.S. portion of the valuation allowance, the return to provision adjustments and equity compensation.

Uncertain Tax Positions

As of the end of fiscal year 2021, the total liability for income tax associated with unrecognized tax benefits was $1.6 million. The Company’s effective tax rate will be affected by any portion of this liability we may recognize. The Company does not believe it is reasonably possible that any of the uncertain tax benefits will be recognized in the next 12 months. As such, all uncertain tax positions, including accrued interest, have been classified as long-term taxes payable on the consolidated balance sheets.

A reconciliation of the beginning and ending amounts of uncertain tax positions is as follows (in thousands):

	Year ended December 31
	2021	2020
Beginning balance	$850	$586
Additions based on tax positions related to the prior year	713	264
Reductions for tax positions of prior years	—	—
Ending balance	$1,563	$850

The Company’s continuing practice is to recognize interest and penalties related to unrecognized tax benefits as tax expense. As of December 31, 2021 and 2020, interest and penalties related to uncertain tax positions were not material.

The Company files a consolidated federal income tax return in the United States, as well as combined and separate U.S. state income tax returns. Certain subsidiaries of the Company are subject to income tax in China, Taiwan, Hong Kong, and Canada. The Company is still subject to examination for federal income tax returns for the years 2013 through 2020, for certain U.S. state income tax returns for the years 2009 through 2020, and for certain foreign income tax returns for the years 2011 through 2020. The Company is currently under examination by the Internal Revenue Service for the years 2012 through 2014 and by the California Franchise Tax Board for the years 2007 through 2012. The California Franchise Tax Board examination is related to amended tax returns filed for the years under exam. No additional reserve was accrued in 2021 based on the current audit status.